

GALES INDUSTRIES INCORPORATED
(OTCBB: GLDS)

Long Island
Investor Presentation
March 7, 2007

Safe Harbor Statement

Except for the historical information contained herein, the matters discussed in this presentation contain forward-looking statements. The accuracy of these statements is subject to significant risks and uncertainties. Actual results could differ materially from those contained in the forward-looking statements. See the Company's SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks.

Overview

- Gales Industries Incorporated (OTCBB: GLDS) was organized to execute an aerospace/defense industry consolidation strategy
- Reverse merger into public company and simultaneous equity and debt financing, November 2005
- Air Industries Machining Corporation (AIM) acquired by Gales as its initial platform company, November 2005
- In first year management focused on improving operating performance, pursuing organic growth, and established SEC compliance
- Consolidation strategy continues – Advanced negotiations with 5 target companies; Identifying additional target companies
- Growth strategy concentrated on increasing revenues and market share while benefiting from economies of scale
- Goal: To reach $250 million in revenue and 20% pre-tax margin

Healthy Aerospace Industry Environment

- Continued industry sales growth -- $195 billion in 2007
- 2007 defense budget expected to exceed 2006 level
- Commercial aircraft segment (Boeing) sales for 2007 to reach $55 billion vs. $48 billion in 2006
- World freighter aircraft fleet expected to double from 1,760 to 3,530 aircraft (20 years)

Industry Sales


$144.6
$155.7
$170.1
$184.4
$195.4
Total
Billions of Current Dollars
200
175
150
125
100
75
50
25
0
$32.4
$24.4
$35.9
$40.4
$13.5
$32.5
$26.0
$35.9
$46.6
$14.7
$39.2
$28.3
$37.3
$50.0
$15.3
$47.5
$30.7
$38.6
$52.8
$14.9
$54.6
$32.2
$39.4
$53.5
$15.8
2003
2004
2005
2006p
2007e
Civil Aircraft
Related Products
Space
Military Aircraft
Missiles

GALES INDUSTRIES

Healthy Aerospace Industry Environment

- Aerospace is America's largest export business -- only segment with a positive balance of trade
- Becoming more of a global business, yet preference for domestic defense manufacturers

Foreign Trade



Exports
Imports
Surplus
Billions fo Dollars
0
10
20
30
40
50
60
70
80
90
$81.8
$52.2
$29.6
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006p

GALES INDUSTRIES

Industry Trends -- Growth and Consolidation

- Since mid-1990s, prime aerospace companies have been consolidating to achieve economy of scale benefits, increased market share
- Consolidated prime contractors are subcontracting with fewer subcontractors and are expecting more from them
- Industry participants of the future will be larger, well-funded, sophisticated and competitive
- Smaller and less competitive companies will cease to exist or become targets of opportunity…at value pricing
- Gales is targeting these smaller companies for consolidation
- Industry M&A in 2005 of $32 billion; Gales possible target as it achieves critical mass

Case Study – Triumph Group (NYSE: TGI)

•Consolidation strategy commenced in 10/95
•Initial public offering at $19/share in 10/96
•Share price appreciated 142% in 18 months

	Revenue	% Growth
1996	$187 mil.	14%
1997	$251 mil.	34%
1998	$330 mil.	31%


TGI
45
40
35
30
25
(c) 2008 Yahoo! Inc.
1996 Dec 1997 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 1998 Feb Mar Apr

GALES INDUSTRIES

Case Study – Ducommun (NYSE: DCO)

- Consolidation strategy commenced in 1994
- Share price appreciated 216% from '94-'96
- Share price appreciated 255% from '96-'98

	Revenue	% Growth
1994	$62 mil.	-5%
1995	$91 mil.	47%
1996	$118 mil.	30%
1997	$157 mil.	33%
1998	$171 mil.	9%



DCO
25
20
15
10
5
(c) 2008 Yahoo! Inc.
1994
Jul
Oct
1995
Apr
Jul
Oct
1996
Apr
Jul
Oct
1997
Apr
Jul
Oct

GALES INDUSTRIES

Gales Consolidation Strategy

- Gales offers a tailored exit strategy in exchange for more cost-effective acquisitions and to acquire target companies on a value pricing basis
- Seeking companies well-known to management
- Operational and technological synergies
- Contribute to enhanced market share and economies of scale
- Targeting accretive acquisitions to enhance profitability and unlock shareholder value

Large Market Share to Enhance Margins/Profits

- "Market Share" refers to a substantial work share in a "strategic alignment" with our customers (Boeing, Lockheed, Sikorsky, etc.)
- Profitability comes from price negotiation, not successful price competition
- Substantial "market share" creates negotiation leverage and other opportunities (aftermarket, etc.)
- The goal is to create a relationship of mutuality and where the supplier is of greater importance to the customer

"A seat at the table"

Economies of Scale to Reduce Cost and Enhance Competitiveness

- Corporate consolidation - A larger business base operating through a reduced (consolidated) overhead structure
- Lower cost per hour
- Increases profitability against fixed pricing
- Increases competitiveness
- Increased business base and cash position yields better purchasing power


Company A
Overhead Cost (30%)
Direct Cost $95.00/hr
Company B
Overhead Cost (30%)
Direct Cost $95.00/hr
Company A & B
Overhead Cost (20%)
Direct Cost
$85.00/hr

GALES INDUSTRIES

AIM as Initial Platform Company

Air Industries -- A platform company poised for growth

- Embedded prime contractor relationships: Boeing, Goodrich, Lockheed, Northrop Grumman, Sikorsky, United States Government (various armed forces divisions), others
- Industry approvals and certifications (AS9100 / ISO 9000); Customer quality approvals
- Aircraft machining, structural and mechanical assembly core competencies
- Strong industry reputation since 1969
- Lean manufacturing excellence
- 170 Employees; 76,000 Sq. Ft. facility on 5.4 acres in Bay Shore, NY

AIM -- Select Products



CH-60 (BLACK HAWK) VIBRATION ABSORBER



E2C
ARRESTING GEAR

AIM Post-Acquisition Improvements

- Increased revenues: Sales of $31 million in 2005…sales for 9 months 2006 of $26 million
- Improved margins: Gross profit as percentage of sales increased from 8.5% in 4Q05 to 17% in 1Q06 to 19.3% in 3Q06
- Largest Firm Backlog: Firm contracts at $39 million; Anticipated orders bring total 18-Month backlog to over $60 million
- Continued diversification of customer base, programs and market segments
- Capital investments: $600,000 to upgrade/increase production capacity in 2006

AIM now primed for consolidation of acquisition targets/industry competitors…to realize economies of scale and market share benefits

Portrait of A Strategic Acquisition

Σ Sigma Metals, Inc.

- Gales' second acquisition (announced 12/06) – A new platform company
- Strategic metals distributor – $18 million revenues
- Highly accretive to earnings
- High margins and strong cash flow; Inventory turns of 18x/year
- Improves overall access to critical sources of supply for manufacturing of our core products
- Provides hedge against inflation
- Purchased for $5 million in combination of cash, restricted stock, and debt
- ISO 9001:2000 certification
- Closing expected on/about April 2007



Experienced Leadership

- **Peter D. Rettaliata – President & CEO**
  22+ years with Grumman Corporation; Recognized business leader and aerospace industry luminary
- **Dario A. Peragallo – Executive Vice President, Manufacturing**
  Senior engineering and manufacturing executive; ISO 9001 expert who has positioned Air Industries as a quality leader in the A&D sector
- **Louis A. Giusto – Vice Chairman, CFO & Treasurer**
  Experienced senior financial officer & treasurer; Thirty years managing complex accounting & finance operations; High growth banking and manufacturing expertise
- **Board Of Directors**
  Experienced leaders focused on delivering growth coupled with financial performance. Significant industry, capital markets, financial, and operational expertise.

Select Financial Highlights

- Market capitalization -- $20 million
- 68 million fully diluted shares (including warrants/options)
- 52-week high $2.25/low $0.22
- Excellent banking relationships led by PNC Bank
- Availability under existing credit facility

Income Statement Highlights

in thousands	9M06
Net Sales	$26,002,000
Gross Profit	$4,787,000
Gross Profit Margin	18.4%
Operating Income	$1,331,000
EBITDA	$1,814,000
Net Income	$244,000



20.0%
19.0%
18.0%
17.0%
16.0%
17.0%
19.0%
19.3%
1Q06
2Q06
3Q06
Gross Profit %

GALES INDUSTRIES

Backlog Data

Air Industries

- Current backlog - $60 million (highest ever)
- Current RFQ level – Record volume

Balance Sheet Highlights *(9/30/06)*

$ in thousands

Current Assets	$17,298
Other Assets	$9,261
Total Assets	$26,559
Total Liabilities	$19,156
Bank Debt	$10,596*
Stockholders' Equity	$7,403
Total Liabilities and Equity	$26,559

* Reduced by approximately 50% during 4Q06

Summary -- Gales Investment Merits

- **Large, healthy aerospace market; substantial consolidation opportunities**
- **Strong reputation for engineering and quality expertise as our cornerstone**
- **Customers include prime aerospace and defense industry leaders**
- **Since 2005 closing of initial portfolio company:**
  - ➢ *Improved operating efficiency*
  - ➢ *Improved balance sheet, reduced debt levels*
  - ➢ *Infrastructure in place to support M&A strategy going forward; poised to profitably integrate consolidation targets*
- **Initial platform company (AIM) achieving record results, record backlog**
- **Second acquisition signed - Sigma Metals with revenues of $18 million**
- **Substantive negotiations advancing with several more targets**


GALES INDUSTRIES INCORPORATED
(OTCBB: GLDS)
Long Island
Investor Presentation
March 7, 2007